Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Isaac H. Sutton, Chief Executive Officer of Exus Global, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. the  amended  Quarterly  Report on Form 10-Q of the  Company  for the  fiscal quarter ended September 30, 2004 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 5, 2005

                                        s/Isaac H. Sutton
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                                        Isaac H. Sutton, Chief Executive Officer